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                                                                  Exhibit 10.5


                         	COGNITRONICS CORPORATION

                         	2000 EXECUTIVE BONUS PLAN





Participants:	President, Vice President - Sales, Vice President - Engineering,
Vice President - Manufacturing and Treasurer

The bonus pool is to be calculated as follows:


	Range of Operating Income(1)                     Bonus Pool

 Up to $2.5 million                         2% of Operating Income

 $2.51 million to $5 million                $50,000 plus 7% of Operating Income
                                             in excess of $2.5 million

 $5.01 million $7.5 million                 $225,000 plus 8% of Operating Income
                                             in excess of $5 million

 $7.51 million and over                     $425,000 plus 10% of Operating
                                              Income in excess of $7.5 million

The bonus pool is to be allocated among the participants by the Compensation Committee after reviewing the written recommendations of the President.

(1) Operating Income is consolidated income before income taxes exclusive of executive bonus expense and special or non-recurring income or expense.